UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                          May 18, 2005 (May 17, 2005)

                          NORFOLK SOUTHERN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

        1-8339                                            52-1188014
(Commission File Number)                       (IRS Employer Identification No.)

  Three Commercial Place, Norfolk, Virginia                  23510-9241
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (757) 629-2680
               Registrant's Telephone Number, Including Area Code

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

                  On May 17, 2005, Norfolk Southern Corporation (the "Corporation") issued $350.0 million aggregate principal amount of new unsecured 5.64% notes due 2029 (the "Notes due 2029") and $366.6 million aggregate principal amount of new unsecured 5.59% notes due 2025 (the "Notes due 2025" and together with the Notes due 2029, the "New Notes"). The New Notes were issued in connection with the Corporation's offer to exchange the New Notes and cash for: (i) up to $350 million of its outstanding 7.80% notes due 2027, (ii) up to $200 million of its outstanding 7.25% notes due 2031 and (iii) any and all of its 9.00% notes due 2021, as more fully described in the prospectuses dated April 15, 2005.

                  The Notes due 2025 were issued under the Tenth Supplemental Indenture, dated as of May 17, 2005, between the Corporation and U.S. Bank Trust National Association, as successor trustee (the "Trustee"), to the Indenture, dated as of January 15, 1991 (the "Base Indenture"), between the Corporation and the Trustee, as supplemented from time to time.

                  The Notes due 2029 were issued under the Eleventh Supplemental Indenture, dated May 17, 2005, between the Corporation and the Trustee, to the Base Indenture, between the Corporation and the Trustee, as supplemented from time to time.

                  The Tenth and Eleventh Supplemental Indentures are filed herewith as Exhibits 99.1 and 99.2, respectively.



Item 9.01.        Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.           Description
-----------           -----------

      99.1 Tenth Supplemental Indenture, dated as of May 17, 2005, between Norfolk Southern Corporation and U.S. Bank Trust National Association, as Trustee.

      99.2 Eleventh Supplemental Indenture, dated as of May 17, 2005, between Norfolk Southern Corporation and U.S.
                      Bank Trust National Association, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORFOLK SOUTHERN CORPORATION
                                                  (Registrant)


                                           By:   /s/  Dezora M. Martin
                                               --------------------------------
                                               Name:  Dezora M. Martin
                                               Title: Corporate Secretary

Date:  May 18, 2005

                                 EXHIBIT INDEX


      99.1 Tenth Supplemental Indenture, dated as of May 17, 2005, between Norfolk Southern Corporation and U.S. Bank Trust National Association, as Trustee.

      99.2 Eleventh Supplemental Indenture, dated as of May 17, 2005, between Norfolk Southern Corporation and U.S.
                      Bank Trust National Association, as Trustee.